DICTAPHONE CORPORATION

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


          This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of November 14, 1997 and entered into by and among DICTAPHONE CORPORATION (formerly Dictaphone Acquisition Inc.), a Delaware corporation ("COMPANY"), and the financial institutions listed on the signature pages hereof ("LENDERS"), and is made with reference to that certain Credit Agreement dated as of August 7, 1995, as amended to the date hereof (as so amended, the "CREDIT AGREEMENT"), by and among Company, Lenders, NationsBank, N.A. (Carolinas), as documentation agent for Lenders, and Bankers Trust Company, as administrative agent for Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                 R E C I T A L S

          WHEREAS, Company, Lenders and Agents have entered into the Credit Agreement pursuant to which Company currently has outstanding Indebtedness and Contingent Obligations in respect of Loans and Letters of Credit;

          WHEREAS, the Obligations of Loan Parties under the Credit Agreement and the other Loan Documents are secured by first priority Liens on (i) 100% of the capital stock of all Domestic Subsidiaries, (ii) 66% of the capital stock of all direct Foreign Subsidiaries of Company and its Domestic Subsidiaries, and
(ii) substantially all of the other personal property and certain of the real property of Company and its Domestic Subsidiaries;

          WHEREAS, Company also currently has outstanding Indebtedness to BTCo pursuant to that certain Convertible Promissory Note Due January 30, 1998 between Company and BTCo dated as of July 31, 1997 (the "LIQUIDITY LOAN");

          WHEREAS, Stonington Fund has agreed to provide Company with $35,000,000 in new cash equity contributions, the proceeds of which will be used by Company to prepay the Liquidity Loan in full and to prepay outstanding
Revolving  Loans  with  no   corresponding   reduction  in  the  Revolving  Loan
Commitments;

          WHEREAS, Company desires to enter into a new credit agreement (the "NEW CREDIT AGREEMENT") under which Company intends to incur $62,750,000 of Indebtedness in the form of term loans (the "NEW TERM LOANS") from certain lenders (the "NEW LENDERS") for the purpose of prepaying the Tranche A Term Loans in full and certain scheduled principal installments in respect of the Tranche B Term Loans;

          WHEREAS, Company desires to secure the New Term Loans with Liens on all Collateral other than (i) the Closing Date Mortgaged Properties (as defined in subsection 4.1K of the Credit Agreement) and (ii) any Collateral under the Collateral Account Agreement (all such non-excluded Collateral being the "SHARED COLLATERAL"), in each case pursuant to amendments and restatements of the applicable Collateral Documents (the "SHARED COLLATERAL DOCUMENTS") and an intercreditor agreement (the "INTERCREDITOR AGREEMENT") providing for a pro rata sharing of the Shared Collateral by Lenders and New Lenders;

          WHEREAS, Company and its Subsidiaries also desire (i) to dispose of the Closing Date Mortgaged Properties and certain other real property assets pursuant to sale or sale and lease-back transactions, and/or to obtain mortgage financing with respect thereto, (ii) to retain a portion of the proceeds thereof for working capital and general corporate purposes, and (iii) to use the remainder of the proceeds thereof to prepay certain scheduled principal installments in respect of the Tranche B Term Loans; and

          WHEREAS, Company and Lenders wish to amend the Credit Agreement to permit Company to enter into the transactions described above on the terms and conditions hereinafter set forth:

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  AMENDMENTS TO SUBSECTION 1.1: CERTAIN DEFINED TERMS

     A. AMENDMENTS TO EXISTING DEFINITIONS. Certain definitions contained in subsection 1.1 of the Credit Agreement are hereby amended as follows:

          (i) The definition of "CONSOLIDATED NET WORTH" is hereby amended by deleting it in its entirety and substituting therefor the following:

          "CONSOLIDATED NET WORTH" means, as at any date of determination, (i) the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficits) plus (ii) an amount equal to any write-downs taken to the item designated as "Intangibles" on the consolidated balance sheet of Company and its Subsidiaries during the period from the Fourth Amendment Effective Date to and including December 31, 1998 plus (iii) an amount equal to any asset write-downs associated with any Asset Sale constituting a Specified Asset Sale/Financing, in each case net of any capital gains realized in respect of the assets that are the subject of such Asset Sale minus (iv) any loans to shareholders or other items which would properly be excluded in the calculation of net worth, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

          (ii) Each of the definitions of "COMPANY PLEDGE  AGREEMENT",  "COMPANY
SECURITY AGREEMENT", "SUBSIDIARY PLEDGE AGREEMENT", "SUBSIDIARY SECURITY AGREEMENT", "SUBSIDIARY TRADEMARK SECURITY AGREEMENT" and "SUBSIDIARY PATENT SECURITY AGREEMENT" is hereby amended by adding the phrase "(including pursuant to any amendment and restatement thereof (or to the form thereof), in the form attached to the Fourth Amendment, pursuant to which Collateral Agent is made the secured party thereunder)" immediately after the phrase "otherwise modified from time to time" contained therein.

          (iii) The definition of "LOAN DOCUMENTS" is hereby amended by deleting it in its entirety and substituting therefor the following:

          "LOAN DOCUMENTS" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of Credit), the Subsidiary Guaranty, the Collateral Documents and the Intercreditor Agreement.

          (iv) The definition of "SUBSIDIARY GUARANTY" is hereby amended by adding the phrase "(including pursuant to any amendment and restatement thereof, in the form attached to the Fourth Amendment, pursuant to which Collateral Agent is made the agent for and representative of Existing Lenders, New Lenders and certain other parties thereunder)" immediately after the phrase "otherwise modified from time to time" contained therein.

     B. ADDITION OF NEW DEFINITIONS. Subsection 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definitions which shall be inserted in proper alphabetical order:

          "CLOSING DATE MORTGAGED PROPERTY" has the meaning assigned to that term in subsection 4.1K.

          "CLOSING DATE MORTGAGES" has the meaning assigned to that term in subsection 4.1K.

          "COLLATERAL AGENT" means BTCo, in its capacity as Collateral Agent under the Subsidiary Guaranty, the Shared Collateral Documents and the Intercreditor Agreement, and also means and includes any successor Collateral Agent appointed in accordance with the terms of the Intercreditor Agreement.

          "EXISTING LENDERS' SHARE" means, as at any date of determination (i) prior to such time as the Tranche B Term Loans and the New Term Loans have been paid in full, a fraction the numerator of which is the aggregate outstanding principal balance of the Tranche B Term Loans and the denominator of which is the sum of the aggregate outstanding principal balance of the Tranche B Term Loans plus the aggregate outstanding principal balance of the New Term Loans, and (ii) from and after such time as the Tranche B Term Loans and the New Term Loans have been paid in full, a percent equal to 100%.

          "FOURTH AMENDMENT" means that certain Fourth Amendment to Credit Agreement dated as of November 14, 1997 by and among Company and Lenders.

          "FOURTH AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the Fourth Amendment.

          "HEADQUARTERS ASSET SALE" means an Asset Sale with respect to the Headquarters Facility.

          "HEADQUARTERS FACILITY" means the Closing Date Mortgaged Property located in Stratford, Connecticut.

          "HEADQUARTERS FINANCING" means Indebtedness in an original principal amount equal to not less than 70% of the appraised value of the Headquarters Facility secured solely by a Lien on the Headquarters Facility; provided that, subject to customary exceptions for non-recourse real estate financings, the holders of such Indebtedness shall have recourse solely to such security and no personal recourse may be had against Company or any of its Subsidiaries for the payment of the principal of or interest or premium on such Indebtedness.

          "INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement, dated of even date with the Fourth Amendment and substantially in the form of Annex __ attached to the Fourth Amendment, by and among Administrative Agent, New Agent, Collateral Agent, Loan Parties (by way of acknowledgment) and the other Persons that may from time to time become parties thereto in accordance with the terms thereof, as such Intercreditor Agreement may be amended, restated, supplemented or otherwise modified from time to time.

          "LIQUIDITY LOAN" means the Indebtedness evidenced by that certain Convertible Promissory Note Due January 30, 1998 between Company and BTCo dated as of July 31, 1997.

          "MELBOURNE ASSET SALE" means an Asset Sale with respect to (i) the Closing Date Mortgaged Property located in Melbourne, Florida and the other assets and operations of Company associated therewith, or (ii) the stock of a newly-created Subsidiary of Company to which such Closing Date Mortgaged Property and other assets and operations have been transferred in contemplation of such Asset Sale.

          "NEW AGENT" means BTCo or its successor acting as administrative agent under the New Credit Agreement.

          "NEW CREDIT AGREEMENT" means that certain Credit Agreement dated as of November 14, 1997 by and among Dictaphone Corporation, New Lenders, Morgan Stanley Senior Funding, Inc., as syndication agent, and BTCo, as administrative agent and collateral agent for New Lenders, as in effect on the Fourth Amendment Effective Date and as it may thereafter be amended, supplemented or otherwise modified from time to time.

          "NEW  EQUITY"   means  not  less  than   $35,000,000   in  new  equity
     contributions made to Company by the Stonington Fund on the Fourth Amendment Effective Date.

          "NEW LENDERS" means the financial institutions party to the New Credit Agreement as lenders.

          "NEW LENDERS' SHARE" means, as at any date of determination, a fraction the numerator of which is the aggregate outstanding principal balance of the New Term Loans and the denominator of which is the sum of the aggregate outstanding principal balance of the Tranche B Term Loans plus the aggregate outstanding principal balance of the New Term Loans.

          "NEW TERM LOANS" means loans made by New Lenders to Company pursuant to the New Credit Agreement in an aggregate principal amount not to exceed $62,750,000 at any time outstanding.

          "SHARED COLLATERAL DOCUMENTS" means the Collateral Documents other than the Collateral Account Agreement and the Closing Date Mortgages.

          "SPECIFIED ASSET SALE/FINANCING" means each of the Headquarters Asset Sale, the Headquarters Financing, the Melbourne Asset Sale and/or the Swiss Asset Sale.

          "SWISS ASSET SALE" means an Asset Sale with respect to any real property assets owned by Swiss Sub as of the Fourth Amendment Effective Date.


          1.2  AMENDMENTS TO SUBSECTION 2.1A:  COMMITMENTS.

     A. CLEAN-DOWN OF REVOLVING LOANS. Subsection 2.1A(iii) of the Credit Agreement is hereby amended by deleting the second paragraph thereof in its entirety and substituting therefor the following:

          "Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect."

     B. CLEAN-DOWN OF SWING LINE LOANS. Subsection 2.1A(iv) of the Credit Agreement is hereby amended by deleting the second paragraph thereof in its entirety and substituting therefor the following:

          "Anything contained in this Agreement to the contrary notwithstanding, the Swing Line Loans and the Swing Line Loan Commitment shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect."


          1.3  AMENDMENTS TO SUBSECTION 2.4B:  PREPAYMENTS AND
               REDUCTIONS IN COMMITMENTS

     A.  MANDATORY  PREPAYMENT  EVENTS.   Subsection  2.4B(iii)  of  the  Credit
Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

          "(iii)    Mandatory Prepayments and Mandatory Reductions of Revolving
          Loan Commitments.

               (a) Prepayments From New Equity and New Term Loans. On the Fourth Amendment Effective Date, (1) Company shall apply the proceeds of the New Equity first to prepay the Liquidity Loan in full and second, to the full extent of the remaining amount of such proceeds, to prepay all outstanding Revolving Loans (but not to reduce the Revolving Loan Commitments in connection therewith), and (2) Company shall apply the proceeds of the New Term Loans (x) to prepay the Tranche A Term Loans in full and (y) to prepay $3,000,000 in outstanding principal amount of the Tranche B Term Loans, such prepayment to be applied to the next four remaining scheduled installments of principal of the Tranche B Term Loans set forth in subsection 2.4A(ii) in forward order of maturity.

               (b) Prepayments and Reductions from Specified Asset Sale/Financings. On the date of receipt by Company or any of its Subsidiaries of any Cash Proceeds of an Asset Sale constituting a Specified Asset Sale/Financing or the Cash proceeds of any Headquarters Financing, Company shall prepay the Tranche B Term Loans in an amount (each a "NET SASF PROCEEDS AMOUNT") equal to the Net Cash Proceeds of such Asset Sale or the Cash proceeds (net of reasonable costs and expenses associated therewith, including without limitation reasonable legal fees and expenses) of such Headquarters Financing, as the case may be; provided that, anything contained herein to the contrary notwithstanding, (1) Company shall be entitled to retain (without any corresponding prepayment under this subsection 2.4B(iii)(b)) 100% of all Net SASF Proceeds Amounts until such time as the sum (the "AGGREGATE RETAINED AMOUNT") of all such retained Net SASF Proceeds Amounts equals $10,000,000, and (2) from and after such time as the Aggregate Retained Amount equals $10,000,000, Company shall be entitled to retain (without any corresponding prepayment under this subsection 2.4B(iii)(b)) 50% of any Net SASF Proceeds Amounts not included in the Aggregate Retained Amount. Any prepayments of the Tranche B Term Loans pursuant to this subsection 2.4B(iii)(b) shall be applied to the remaining scheduled installments of principal of the Tranche B Term Loans set forth in subsection 2.4A(ii) in forward order of maturity.

               (c) Prepayments and Reductions from Other Asset Sales. On the date of receipt by Company or any of its Subsidiaries of any Cash Proceeds of any Asset Sale not constituting a Specified Asset Sale/Financing, (1) Company shall prepay the Tranche B Term Loans in an amount equal to Existing Lenders' Share of the Net Cash Proceeds of such Asset Sale and (2) to the extent Existing Lenders' Share of the Net Cash Proceeds of such Asset Sale exceeds the aggregate outstanding principal amount of the Tranche B Term Loans, Company shall prepay in an amount equal to such excess first the Swing Line Loans to the full extent thereof and second the Revolving Loans, and the Revolving Loan Commitments shall be permanently reduced, in an amount equal to such excess; provided that, anything contained herein to the contrary notwithstanding, to the extent any portion of New Lenders' Share of any Net Cash Proceeds of any such Asset Sale are not applied to prepay the New Term Loans, Company shall promptly make an additional prepayment of the Tranche B Term Loans, Swing Line Loans or Revolving Loans, as the case may be (and, if applicable, the Revolving Loan Commitments shall be permanently reduced), in the manner described above in an amount equal to such portion not so applied to prepay the New Term Loans.

               (d) Prepayments and Reductions Due to Issuance of Other Debt or Equity Securities. On the date of receipt by Company or any of its Subsidiaries of the Cash proceeds (any such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including without limitation reasonable legal fees and expenses, being "NET SECURITIES PROCEEDS") from the issuance of any debt or equity Securities of Company or any of its Subsidiaries after the Fourth Amendment Effective Date (other than Cash proceeds of any Headquarters Financing or any other Indebtedness permitted under subsection 7.1), (1) Company shall prepay the Tranche B Term Loans in an amount equal to Existing Lenders' Share of such Net Securities Proceeds and (2) to the extent Existing Lenders' Share of such Net Securities Proceeds exceeds the aggregate outstanding principal amount of the Tranche B Term Loans, Company shall prepay in an amount equal to such excess first the Swing Line Loans to the full extent thereof and second the Revolving Loans, and the Revolving Loan Commitments shall be permanently reduced, in an amount equal to such excess; provided that to the extent any portion of New Lenders' Share of any such Net Securities Proceeds are not applied to prepay the New Term Loans, Company shall promptly make an additional prepayment of the Tranche B Term Loans, Swing Line Loans or Revolving Loans, as the case may be (and, if applicable, the Revolving Loan Commitments shall be permanently reduced), in the manner described above in an amount equal to such portion not so applied to prepay the New Term Loans.

               (e) Prepayments and Reductions from Receivables Programs. On the date of receipt by Company or any of its Subsidiaries of any Cash Proceeds of Receivables Program, (1) Company shall prepay the Tranche B Term Loans in an amount equal to Existing Lenders' Share of the Net Cash Proceeds of such Receivables Program and (2) to the extent Existing Lenders' Share of the Net Cash Proceeds of such Receivables Program exceeds the aggregate outstanding principal amount of the Tranche B Term Loans, Company shall prepay in an amount equal to such excess first the Swing Line Loans to the full extent thereof and second the Revolving Loans, and the Revolving Loan Commitments shall be permanently reduced, in an amount equal to such excess; provided that to the extent any portion of New Lenders' Share of any Net Cash Proceeds of any Receivables Program are not applied to prepay the New Term Loans, Company shall promptly make an additional prepayment of the Tranche B Term Loans, Swing Line Loans or Revolving Loans, as the case may be (and, if applicable, the Revolving Loan Commitments shall be permanently reduced), in the manner described above in an amount equal to such portion not so applied to prepay the New Term Loans.

               (f) Prepayments and Reductions Due to Reversion of Surplus Assets of Pension Plans. On the date of return to Company or any of its Subsidiaries of any surplus assets of any pension plan of Company or any of its Subsidiaries, (1) Company shall prepay the Tranche B Term Loans in an amount equal to Existing Lenders' Share of an amount (the "NET REVERSION AMOUNT") equal to 100% of such returned surplus assets, net of transaction costs and expenses incurred in obtaining such return, including incremental taxes payable as a result thereof, and
          (2) to the extent Existing Lenders' Share of the Net Reversion Amount exceeds the aggregate outstanding principal amount of the Tranche B Term Loans, Company shall prepay in an amount equal to such excess first the Swing Line Loans to the full extent thereof and second the Revolving Loans, and the Revolving Loan Commitments shall be permanently reduced, in an amount equal to such excess; provided that to the extent any portion of New Lenders' Share of any Net Reversion Amount is not applied to prepay the New Term Loans, Company shall promptly make an additional prepayment of the Tranche B Term Loans, Swing Line Loans or Revolving Loans, as the case may be (and, if applicable, the Revolving Loan Commitments shall be permanently reduced), in the manner described above in an amount equal to such portion not so applied to prepay the New Term Loans.

               (g) Prepayments and Reductions from Consolidated Excess Cash Flow. No later than the date occurring ninety (90) days after the end of each Fiscal Year, commencing with Fiscal Year 1997, (1) Company shall prepay the Tranche B Term Loans in an amount (the "EXCESS CASH FLOW REPAYMENT AMOUNT") equal to Existing Lenders' Share of 75% of Consolidated Excess Cash Flow and (2) to the extent the Excess Cash Flow Repayment Amount exceeds the aggregate outstanding principal amount of the Tranche B Term Loans, Company shall prepay in an amount equal to such excess first the Swing Line Loans to the full extent thereof and second the Revolving Loans, and the Revolving Loan Commitments shall be permanently reduced, in an amount equal to such excess; provided that to the extent any portion of New Lenders' Share of 75% of Consolidated Excess Cash Flow for any Fiscal Year is not applied to prepay the New Term Loans, Company shall promptly make an additional prepayment of the Tranche B Term Loans, Swing Line Loans or Revolving Loans, as the case may be (and, if applicable, the Revolving Loan Commitments shall be permanently reduced), in the manner described above in an amount equal to such portion not so applied to prepay the New Term Loans.

               (h) Calculations of Net Proceeds Amounts; Additional Prepayments and Reductions Based on Subsequent Calculations. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(b)-(g), Company shall deliver to Agent an Officers' Certificate demonstrating the calculation of the amount (the "NET PROCEEDS AMOUNT") of the applicable Net SASF Proceeds Amount, Net Cash Proceeds of Asset Sale, Net Securities Proceeds, Net Cash Proceeds of Receivables Program, Net Reversion Amount or Excess Cash Flow Repayment Amount, as the case may be, that gave rise to such prepayment and/or reduction (and, if applicable, the calculation of Existing Lenders' Share thereof). In the event that Company shall subsequently determine that the actual Net Proceeds Amount was greater than the amount set forth in such Officers' Certificate, Company shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced), in the manner described above in the applicable subsection of this subsection 2.4B(iii), in an amount equal to the amount of such excess (or, if applicable, Existing Lenders' Share thereof), and Company shall concurrently therewith deliver to Agent an Officers' Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such excess (and, if applicable, the calculation of Existing Lenders' Share thereof).

               (i) Prepayments Due to Reductions or Restrictions of Revolving Loan Commitments. Company shall from time to time prepay first the Swing Line Loans and second the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect.

               (j)  Reductions  of  Revolving  Loan  Commitments  Not Limited to
          Amount of Revolving Loans Outstanding. The amount of any required reduction of the Revolving Loan Commitments pursuant to any provision of this subsection 2.4B(iii) shall not be affected by the fact that the outstanding principal amount of Revolving Loans at the time of such reduction is less than the amount of such reduction."

     B. APPLICATION OF CERTAIN MANDATORY PREPAYMENTS. Subsection 2.4B(iv)(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

               "(b) Application of Certain Mandatory Prepayments of Tranche B Term Loans to the Scheduled Installments of Principal Thereof. Any mandatory prepayments of the Tranche B Term Loans pursuant to subsections 2.4B(iii)(c)-(g) (and any related such mandatory prepayments pursuant to subsection 2.4B(iii)(h)) shall be applied to reduce the remaining scheduled installments of principal of the Tranche B Term Loans set forth in subsection 2.4A(ii) in inverse order of maturity."

          1.4  AMENDMENT TO SUBSECTION 5.1E: COLLATERAL DOCUMENTS.

          Subsection 5.1E of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

               "E. COLLATERAL DOCUMENTS. The security interests created in favor of Administrative Agent or Collateral Agent, as the case may be, under the Collateral Documents will at all times from and after the Closing Date constitute, as security for the obligations purported to be secured thereby, a legal, valid and enforceable security interest in and Lien on all of the Collateral referred to therein in favor of Administrative Agent or Collateral Agent, as the case may be, for the benefit of Lenders (and, in the case of the Shared Collateral Documents, New Lenders), perfected and prior to the rights of all third persons (subject to Liens consented to in writing by Administrative Agent or Collateral Agent, as the case may be, with respect to such Collateral and other Liens permitted by subsection 7.2) in accordance with the requirements of all applicable Collateral Documents. No consents, filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests purported to be created by any of the Collateral Documents, other than such as have been obtained and which remain in full force and effect and Uniform Commercial Code financing statements to be filed, or delivered to Administrative Agent or Collateral Agent, as the case may be, for filing, on the Closing Date and periodic Uniform Commercial Code continuation filings or as otherwise specified by the terms of any applicable Collateral Document."

          1.5 AMENDMENTS TO SUBSECTION 6.9: EXECUTION OF SUBSIDIARY GUARANTY AND COLLATERAL DOCUMENTS BY CERTAIN SUBSIDIARIES AND FUTURE SUBSIDIARIES.

          Subsection 6.9A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

          A. EXECUTION OF SUBSIDIARY GUARANTY, COLLATERAL DOCUMENTS AND ACKNOWLEDGMENT TO INTERCREDITOR AGREEMENT. In the event that any Domestic Subsidiary existing as of the date hereof (other than U.S. Dictaphone) hereafter owns or acquires assets with an aggregate fair market value
     (without netting such fair market value against any liability of such Subsidiary) exceeding $150,000, or in the event that any Person becomes a Domestic Subsidiary after the date hereof, Company will promptly notify Administrative Agent and Collateral Agent of that fact and cause such Subsidiary to execute and deliver to Collateral Agent (i) a counterpart of the Subsidiary Guaranty, (ii) a Subsidiary Pledge Agreement, a Subsidiary Security Agreement, a Subsidiary Trademark Security Agreement, a Subsidiary Patent Security Agreement and (if applicable) Additional Mortgages, and
     (iii) an acknowledgment to the Intercreditor Agreement and to take all such further action and execute all such further documents and instruments as may be reasonably required to grant and perfect in favor of Collateral
     Agent, for the benefit of Lenders and New Lenders, a first-priority security interest (subject to Permitted Encumbrances) in all of the Real Property Assets and all of the personal property assets of such Subsidiary described in the applicable Collateral Documents."

          1.6  AMENDMENTS TO SUBSECTIONS 6.10 AND 6.11:
               ADDITIONAL MORTGAGES; ASSIGNABILITY AND
               RECORDING OF LEASE AGREEMENTS.

          Each of subsections 6.9B, 6.10 and 6.11 of the Credit Agreement is hereby amended by deleting each reference to the term "Administrative Agent" contained therein and substituting therefor the term "Collateral Agent".

          1.7  AMENDMENTS TO SUBSECTION 7.1:  INDEBTEDNESS.

          Subsection 7.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subsection 7.1(vii), by renumbering subsection 7.1(viii) as subsection 7.1(x), and by adding new subsections 7.1(viii) and 7.1(ix) thereto as follows:

          "(viii) Company may become and remain liable with respect to Indebtedness in respect of the New Term Loans;


          (ix) Company may become and remain liable with respect to the Headquarters Financing; and"

          1.8  AMENDMENTS TO SUBSECTION 7.2A:  PROHIBITION ON  LIENS.

          Subsection 7.2 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subsection 7.2(v), by renumbering subsection 7.2(vi) as subsection 7.2(vii), and by adding a new subsection 7.2(vi) thereto as follows:

          "(vi)     Liens encumbering the Headquarters Facility
to secure the Headquarters Financing; and"

          1.9  AMENDMENTS TO SUBSECTION 7.3:  INVESTMENTS.

          Subsection 7.3(viii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

          "(viii) Company may make loans to members of senior management of Company, in an aggregate principal amount not to exceed $1,700,000 at any time outstanding, the proceeds of which are used solely to purchase Company Common Stock; "

          1.10  AMENDMENTS TO SUBSECTION 7.4:  CONTINGENT OBLIGATIONS.

          Subsection 7.4(x) of the Credit Agreement is hereby amended by deleting the reference to "$1,500,000" contained therein and substituting therefor "$3,000,000".


          1.11      AMENDMENTS TO SUBSECTION 7.6:  FINANCIAL  COVENANTS

     A. MAXIMUM LEVERAGE RATIO. Subsection 7.6A of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:

                    PERIOD             MAXIMUM LEVERAGE RATIO

     October 1, 1997 - December 31, 1997               9.40:1.00

     January 1, 1998 - March 31,  1998                 9.40:1.00
     April 1, 1998 - June 30, 1998                     8.60:1.00
     July 1, 1998 - September  30, 1998                8.50:1.00
     October 1, 1998 - December 31, 1998               7.90:1.00

     January 1, 1999 - March 31,  1999                 7.70:1.00
     April 1, 1999 - June 30, 1999                     7.50:1.00
     July 1, 1999 - September  30, 1999                7.20:1.00
     October 1, 1999 - December 31, 1999               6.90:1.00

     January 1, 2000 - March 31,  2000                 6.80:1.00
     April 1, 2000 - June 30, 2000                     6.70:1.00
     July 1, 2000 - September  30, 2000                6.50:1.00
     October 1, 2000 - December 31, 2000               6.30:1.00

     January 1, 2001 - March 31,  2001                 6.10:1.00
     April 1, 2001 - June 30, 2001                     5.90:1.00
     July 1, 2001 - September  30, 2001                5.60:1.00
     October 1, 2001 - December 31, 2001               5.30:1.00

     January 1, 2002 - March 31,  2002                 5.10:1.00
     April 1, 2002 - June 30, 2002                     4.90:1.00
     July 1, 2002 - September  30, 2002                4.70:1.00
     October 1, 2002 - December 31, 2002               4.40:1.00


     B. MINIMUM CONSOLIDATED EBITDA. Subsection 7.6B of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:

                                            MINIMUM CONSOLIDATED
                     DATE                          EBITDA


     December 31, 1997                           39,000,000
     March 31, 1998                              40,000,000
     June 30, 1998                               44,000,000
     September 30, 1998                          46,000,000
     December 31, 1998                           48,000,000
     March 31, 1999                              49,000,000
     June 30, 1999                               50,000,000
     September 30, 1999                          52,000,000
     December 31, 1999                           55,000,000
     March 31, 2000                              56,000,000
     June 30, 2000                               57,000,000
     September 30, 2000                          58,000,000
     December 31, 2000                           60,000,000
     March 31, 2001                              62,000,000
     June 30, 2001                               64,000,000
     September 30, 2001                          67,000,000
     December 31, 2001                           70,000,000
     March 31, 2002                              72,000,000
     June 30, 2002                               74,000,000
     September 30, 2002                          77,000,000
     December 31, 2002                           80,000,000

     C. MINIMUM CONSOLIDATED NET WORTH. Subsection 7.6C of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:

                                                 MINIMUM
                        PERIOD            CONSOLIDATED NET WORTH

     October 1, 1997 - December 31, 1997        120,000,000
     January 1, 1998 - March 31, 1998           120,000,000
     April 1, 1998 - June 30, 1998              120,000,000
     July 1, 1998 - September 30, 1998          125,000,000
     October 1, 1998 - December 31, 1998        130,000,000
     January 1, 1999 - March 31, 1999           133,000,000
     April 1, 1999 - June 30, 1999              136,000,000
     July 1, 1999 - September 30, 1999          140,000,000
     October 1, 1999 - December 31, 1999        145,000,000
     January 1, 2000 - March 31, 2000           150,000,000
     April 1, 2000 - June 30, 2000              155,000,000
     July 1, 2000 - September 30, 2000          160,000,000
     October 1, 2000 - December 31, 2000        165,000,000
     January 1, 2001 - March 31, 2001           170,000,000
     April 1, 2001 - June 30, 2001              175,000,000
     July 1, 2001 - September 30, 2001          180,000,000
     October 1, 2001 - December 31, 2001        190,000,000
     January 1, 2002 - March 31, 2002           200,000,000
     April 1, 2002 - June 30, 2002              210,000,000
     July 1, 2002 - September 30, 2002          220,000,000
     October 1, 2002 - December 31, 2002        230,000,000



     D. MINIMUM INTEREST COVERAGE RATIO. Subsection 7.6D of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:

                                               MINIMUM INTEREST
                     PERIOD                    COVERAGE RATIO

     October 1, 1997 - December 31, 1998            0.70:1.00
     January 1, 1999 - March 31, 1999               0.75:1.00
     April 1, 1999 - June 30, 1999                  0.80:1.00
     July 1, 1999 - September 30, 1999              0.90:1.00
     October 1, 1999 - June 30, 2000                1.00:1.00
     July 1, 2000 - September 30, 2000              1.03:1.00
     October 1, 2000 - December 31, 2000            1.05:1.00
     January 1, 2001 - March 31, 2001               1.40:1.00
     April 1, 2001 - June 30, 2001                  1.35:1.00
     July 1, 2001 - December 31, 2001               1.30:1.00
     January 1, 2002 - March 31, 2002               1.35:1.00
     April 1, 2001 - June 30, 2002                  1.45:1.00
     July 1, 2002 - September 30, 2002              1.55:1.00
     October 1, 2001 - December 31, 2002            1.70:1.00



       1.12 AMENDMENTS TO SUBSECTION 7.7: RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS.

     A. MERGERS. Subsection 7.7(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

       "(i) any Subsidiary of Company may be merged with or into Company or any wholly-owned Subsidiary of Company, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any wholly-owned Subsidiary of Company; provided that, in the case of such a merger, Company or such wholly-owned
  Subsidiary (or, in the case of a merger of Company with and into U.S. Dictaphone, U.S. Dictaphone) shall be the continuing or surviving corporation; provided further that, in the case of any such merger of a Domestic Subsidiary and a Foreign Subsidiary, the Domestic Subsidiary shall be the surviving corporation; provided further that U.S. Dictaphone may only merge with Company; and provided further that, in the case of a merger of Company with U.S. Dictaphone, (a) in the event U.S. Dictaphone is the continuing or surviving corporation in such merger, U.S. Dictaphone shall expressly assume, pursuant to documentation satisfactory in form and substance to Administrative Agent and its counsel, all of the Obligations of Company under this Agreement and the other Loan Documents, and (b) in any event the continuing or surviving corporation in such merger shall enter into (and, if applicable, cause to be filed or recorded with all relevant governmental authorities) all such amendments to the Collateral Documents (including without limitation any Mortgages to which Dictaphone or U.S. Dictaphone is a party at the time of consummation of such merger but excluding the Company Pledge Agreement), and take all such other actions, as may reasonably be deemed necessary or advisable by Collateral Agent in order to insure that the Collateral under such Collateral Documents continues to secure payment of all applicable Secured Obligations (as such term is defined in the Intercreditor Agreement);"

     B. ASSET SALES. Subsection 7.7(vii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

       "(vii) subject to subsection 7.13, Company and its Subsidiaries (a) may make Asset Sales constituting Specified Asset Sale/Financings and (b) may make other Asset Sales of assets having a fair market value not in excess of $2,000,000 in the aggregate during the term of this Agreement; provided that
  (x) the consideration received for the assets that are the subject of any such Asset Sale described in the foregoing clause (a) or (b) shall be in an amount at least equal to the fair market value thereof; (y) at least 80% of the consideration received shall be cash; and (z) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(b) or subsection 2.4B(iii)(c), as the case may be."

       1.13 AMENDMENT TO SUBSECTION 7.8: CONSOLIDATED CAPITAL EXPENDITURES.

       Subsection 7.8 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

  "7.8 CONSOLIDATED CAPITAL EXPENDITURES.

       Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount in excess of the corresponding amount (the "MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES AMOUNT") set forth below opposite such Fiscal Year; provided that the Maximum Consolidated Capital Expenditures Amount for any Fiscal Year commencing with Fiscal Year 1998 shall be increased by an amount equal to the excess, if any, (but in no event more than $2,000,000) of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year (as adjusted in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal
  Year:
                                            MAXIMUM CONSOLIDATED
            FISCAL YEAR                   CAPITAL EXPENDITURES

               1997                             15,000,000
               1998                             25,000,000
               1999                             25,000,000
               2000                             25,000,000
               2001                             25,000,000
               2002                             25,000,000"

       1.14 AMENDMENT TO SUBSECTION 7.9:  RESTRICTION ON LEASES.

       Subsection 7.9 of the Credit Agreement is hereby amended by adding the following proviso immediately after the table set forth therein:

  "; provided that, notwithstanding anything to the contrary contained in this subsection 7.9, Company may enter into a lease (whether an Operating Lease or a Capital Lease) with respect to the Headquarters Facility following an Asset Sale of the Headquarters Facility constituting a Specified Asset Sale/Financing; provided that the Consolidated Rental Payments in respect of such lease do not exceed $2,000,000 in any Fiscal Year during the term of this Agreement.


       1.15 AMENDMENT TO SUBSECTION 8.13: FAILURE OF SECURITY.

       Subsection 8.13 of the Credit Agreement is hereby amended by adding the phrase "or Collateral Agent, as the case may be," immediately after each reference to the term "Administrative Agent" contained therein.

       1.16 AMENDMENT TO SUBSECTION 9.6: COLLATERAL DOCUMENTS
            AND GUARANTIES.

       Subsection 9.6 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

  "9.6 COLLATERAL DOCUMENTS AND GUARANTIES.

       A. APPOINTMENT OF ADMINISTRATIVE AGENT IN RESPECT OF INTERCREDITOR AGREEMENT AND CERTAIN COLLATERAL DOCUMENTS. Each Lender hereby further authorizes Administrative Agent to enter into the Intercreditor Agreement and each Collateral Document (other than the Shared Collateral Documents) as agent and/or secured party on behalf of and for the benefit of Lenders, and each Lender agrees to be bound by the terms of the Intercreditor Agreement and each such Collateral Document; provided that, subject to any provision of subsection 10.6 requiring the consent of any additional Lenders, Administrative Agent shall not enter into or consent to any amendment, modification, termination or waiver of any provision contained in the Intercreditor Agreement or any such Collateral Document without the prior consent of Requisite Lenders; and provided, further that Administrative Agent may release any Lien covering any items of Collateral under any such Collateral Document that are the subject of a sale or other disposition of assets permitted by this Agreement or to which Requisite Lenders have consented.

       B. APPOINTMENT OF COLLATERAL AGENT IN RESPECT OF SUBSIDIARY GUARANTY, INTERCREDITOR AGREEMENT AND SHARED COLLATERAL DOCUMENTS. Each Lender hereby further authorizes and directs Collateral Agent (i) to act as agent for and representative of Lenders and New Lenders under the Subsidiary Guaranty in the form attached as Annex A to the Fourth Amendment and (ii) to enter into the Intercreditor Agreement and each Shared Collateral Document, in the forms attached as Annex B through Annex H to the Fourth Amendment, as secured party on behalf of and for the benefit of Lenders and New Lenders, and each Lender agrees to be bound by the terms of the Subsidiary Guaranty, the Intercreditor Agreement and each Shared Collateral Document.

       C. LIMITATIONS ON LENDERS' RIGHTS IN RESPECT OF SUBSIDIARY GUARANTY AND COLLATERAL DOCUMENTS. Anything contained in any of the Loan Documents to the contrary notwithstanding, each Lender agrees that no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document (including without limitation through the exercise of a right of set-off against call deposits of such Lender in which any funds on deposit in the Collateral Account may from time to time be invested) or to enforce the Subsidiary Guaranty, it being understood and agreed that all rights and remedies under the Collateral Documents and the Subsidiary Guaranty may be exercised solely by Administrative Agent or Collateral Agent, as the case may be, for the benefit of Lenders (and, in the case of the Subsidiary Guaranty and the Shared Collateral Documents, New Lenders) in accordance with the terms thereof and (in the case of the Subsidiary Guaranty and the Shared Collateral Documents) the terms of the Intercreditor Agreement."


       1.17 AMENDMENT TO EXHIBIT VIII-A: FORM OF COMPLIANCE
            CERTIFICATE (MONTHLY).

       Exhibit VIII-A annexed to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a new form of Exhibit VIII-A in the form of Annex I attached hereto.

       1.18 AMENDMENTS TO EXHIBIT VIII-B: FORM OF COMPLIANCE
            CERTIFICATE (QUARTERLY/ANNUAL).

       Exhibit VIII-B annexed to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a new form of Exhibit VIII-B in the form of Annex J attached hereto.

       1.19 AMENDMENTS TO EXHIBIT XXII: FORM OF MORTGAGE.

       Exhibit XXII annexed to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a new form of Exhibit XXII in the form of Annex K attached hereto.

       SECTION 2.  CONDITIONS TO EFFECTIVENESS

       Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction, on or before November 30, 1997, of all of the following conditions (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE"):

       A. COMPANY DOCUMENTS. On or before the Fourth Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fourth Amendment Effective Date:

          1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, the Intercreditor Agreement and the amendments and restatements contemplated hereby with respect to the Shared Collateral Documents to which it is a party, certified as of the Fourth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

          2. Signature and incumbency certificates of its officers executing this Amendment, the Intercreditor Agreement and the amendments and restatements of such Shared Collateral Documents; and

          3. Executed copies of this Amendment, the Intercreditor Agreement and the amendments and restatements of such Shared Collateral Documents.

       B. SUBSIDIARY GUARANTOR DOCUMENTS. On or before the Fourth Amendment Effective Date, Company shall deliver or cause to be delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following with respect to each Subsidiary Guarantor, each, unless otherwise noted, dated the Fourth Amendment Effective Date:

          1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of the Intercreditor Agreement and the amendments and restatements contemplated hereby with respect to the Shared Collateral Documents to which it is a party, certified as of the Fourth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

          2. Signature and incumbency certificates of its officers executing the amendments and restatements of such Shared Collateral Documents; and

          3. Executed copies of the amendments and restatements of such Shared Collateral Documents and of an acknowledgement to the Intercreditor Agreement.

       C. RECEIPT OF NEW EQUITY FROM STONINGTON FUND. Stonington Fund shall have contributed the New Equity in cash in an aggregate amount of not less than $35,000,000, the proceeds of which shall have been applied to the prepayment of the Liquidity Loan and the Revolving Loans pursuant to subsection 2.4B(iii)(a) of the Credit Agreement as amended by this Agreement (the "AMENDED AGREEMENT").

       D. CLOSING AND FUNDING OF NEW CREDIT AGREEMENT. Company, New Lenders and New Agent shall have executed and delivered the New Credit Agreement, all conditions to funding thereunder shall have been satisfied or waived with the consent of Requisite Lenders, the New Term Loans shall have been made and the proceeds thereof shall have been applied as provided in subsection 2.4B(iii)(a) of the Amended Agreement.

       E. EXECUTION OF INTERCREDITOR AGREEMENT AND SHARED COLLATERAL DOCUMENTS BY ADMINISTRATIVE AGENT, NEW AGENT AND COLLATERAL AGENT. Collateral Agent, Administrative Agent and New Agent shall have executed and delivered the Intercreditor Agreement. Collateral Agent shall have entered into the amendments and restatements of the Shared Collateral Documents contemplated hereby.

       F. PAYMENT OF AMENDMENT FEE. Company shall have paid to Administrative Agent, for distribution to each Lender that executes and delivers a counterpart of this Amendment to Administrative Agent at or prior to 5:00 P.M. (New York time) on November 14, 1997, an amendment fee in an amount equal to the sum of
(i) 1.00%  multiplied  by the  Tranche B Term Loan  Exposure of such Lender plus
(ii) 0.25% multiplied by the Revolving Loan Exposure of such Lender.

       G. OPINION OF COMPANY'S COUNSEL. Lenders shall have received originally executed copies of one or more favorable written opinions of Shearman & Sterling and Dan Hart, Esq., counsel for Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Fourth Amendment Effective Date and setting forth substantially the matters in the opinions designated in Annex L-1 and Annex L-2 attached hereto respectively and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request, together with evidence satisfactory to Administrative Agent that Company has requested such counsel to deliver such opinion to Lenders.

       H. OTHER PROCEEDINGS. On or before the Fourth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

       SECTION 3.      COMPANY'S REPRESENTATIONS AND WARRANTIES

       In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

     A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement.

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the other Loan Documents contemplated hereby, and the performance of the Amended Agreement and such other Loan Documents have been duly authorized by all necessary corporate action on the part of Company.

     C. NO CONFLICT. The execution and delivery by Company of this Amendment and the other Loan Documents contemplated hereby, and the performance by Company of the Amended Agreement and such other Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agents on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

       D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the other Loan Documents contemplated hereby, and the performance by Company of the Amended Agreement and such other Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

       E. BINDING OBLIGATION. This Amendment and the other Loan Documents contemplated hereby have been duly executed and delivered by Company, and this Amendment, the Amended Agreement and such other Loan Documents are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

       F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

      G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


       SECTION 4.  MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

       (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

       (ii) Except as specifically amended as contemplated by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

       (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

          E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, by Requisite Lenders and by Requisite Class Lenders of Lenders having Tranche B Term Loan Exposure and upon receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


          [Remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

       COMPANY:

                              DICTAPHONE CORPORATION


                              By: /s/ Joseph Skrzypczak
                                 ------------------------------------
                              Title: Senior Vice President and Chief
                                     Financial Officer
                                     --------------------------------



       LENDERS:

                              BANKERS TRUST COMPANY


                              By: /s/ Mary Jo Jolly
                                 -----------------------------------
                              Title: Assistant Vice President
                                    --------------------------------

                       NATIONSBANK, N.A. (CAROLINAS)


                       By: /s/ Robert Wilson
                          ------------------------------------
                       Title: Vice President
                             ---------------------------------

                       DK ACQUISITION PARTNERS, L.P.
                       by M.H. Davidson & Co.,
                       its General Partner

                       By: /s/ Thomas V. Kemper, Jr.
                          ------------------------------------
                       Title:
                             ---------------------------------

                       THE CHASE MANHATTAN BANK


                       By: /s/ A. Neil Sweeny
                          -------------------------------------
                       Title: Vice President
                             ----------------------------------

                       THE BANK OF NOVA SCOTIA


                       By: /s/ A.T.D. Clarke
                          ------------------------------------
                       Title: Senior Manager
                             ---------------------------------

                       BEAR STEARNS INVESTMENT PRODUCTS, INC.


                       By: /s/ Gregory Hanley
                          ------------------------------------
                       Title: Vice President
                             ---------------------------------

                       PILGRIM AMERICA PRIME RATE TRUST


                       By: /s/ Thomas C. Hunt
                          -----------------------------------
                       Title: Assistant Portfolio Manager
                             --------------------------------

                              MERRILL LYNCH SENIOR
                            FLOATING RATE FUND, INC.


                       By: /s/ Gil Marchand
                          -------------------------------------
                       Title:
                             ----------------------------------

                       MERRILL LYNCH PRIME RATE PORTFOLIO


                       By: /s/ Gil Marchand
                          ----------------------------------------
                       Title:
                             -------------------------------------

                       MERRILL LYNCH DEBT STRATEGIES
                                 PORTFOLIO, INC.


                       By: /s/ Gil Marchand
                          ---------------------------------------
                       Title:
                             ------------------------------------

                             ML CBO IV (CAYMAN) LTD.

                       By Protective Asset Management Company
                              as Collateral Manager


                       By: /s/ Mark K. Okada, CFA
                          -------------------------------------------
                       Title: Executive Vice President
                             ----------------------------------------

                                PAMCO CAYMAN LTD.

                       By Protective Asset Management Company
                              as Collateral Manager

                       By: /s/ Mark K. Okada, CFA
                          ---------------------------------------
                       Title: Executive Vice President
                             ------------------------------------

                       FIRST SOURCE FINANCIAL LLP

                       BY:  First Source Financial, Inc., its Agent/Manager


                       By: /s/ Gary L. Francis
                          -------------------------------------
                       Title: Senior Vice President
                             ----------------------------------

                       MORGAN STANLEY SENIOR FUNDING, INC.


                       By: /s/ Christopher A. Pucillo
                          ---------------------------------------
                       Title: Vice President
                             ------------------------------------

                       FRANKLIN MUTUAL ADVISORS, INC.


                       By: /s/ Lee Walzer
                          -------------------------------------
                       Title: Vice President
                             ----------------------------------

                              MERRILL LYNCH PIERCE,
                       FENNER & SMITH INCORPORATED


                       By: /s/ Neil Brisson
                          ----------------------------------------
                       Title: Director
                             -------------------------------------